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As filed with the Securities and Exchange Commission on May 6, 2004

Registration No. 333-114437

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ESCHELON OPERATING COMPANY
(Exact Name of Registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	4813 (Primary Standard Industrial Classification Code Number)	41-1945204 (IRS Employer Identification Number)
730 Second Avenue Minneapolis, MN 55402 (612) 376-4400 (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

Richard A. Smith
Eschelon Telecom, Inc.
730 Second Avenue
Minneapolis, MN 55402
(612) 376-4400
(Name, address, including zip code and telephone number,
including area code of agent for service)

Copies to:

Edwin M. Martin, Jr., Esq.
Nancy A. Spangler, Esq.
Piper Rudnick LLP
1200 19th Street, NW
Washington, DC 20036
(202) 861-3900

        Approximate date of commencement of proposed sale to the public:    As promptly as practicable after this Registration Statement becomes effective and the conditions to the consummation of the offer described herein have been satisfied or, to the extent permitted, waived.

        If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities To Be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

8 3/8% Senior Second Secured Notes Due 2010	$100,000,000	100%	$100,000,000	(2)

Guarantees of 8 3/8% Senior Secured Notes Due 2010(3)	(4)	(4)	(4)	(5)

(1)
Estimated solely for the purposes of computing the registration fee pursuant to Rule 457(f)(2) under the Securities Act of 1933.

(2)
A registration fee of $12,670 was previously paid.

(3)
See inside facing page for table of registrant guarantors.

(4)
No separate consideration will be received for the guarantees.

(5)
No further fee is payable pursuant to Rule 457(n).

        The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor as Specified in its Charter	State of Incorporation Or Organization	Primary Standard Industry Classification Code Numbers	I.R.S. Employer Identification Number
Eschelon Telecom, Inc.	Delaware	4813	41-1843131
Eschelon Telecom of Minnesota, Inc.	Minnesota	4813	41-1571351
Eschelon Telecom of Washington, Inc.	Minnesota	4813	41-1865202
Exchelon Telecom of Colorado, Inc.	Minnesota	4813	41-1904607
Eschelon Telecom of Nevada, Inc.	Minnesota	4813	41-1911415
Eschelon Telecom of Utah, Inc.	Minnesota	4813	41-1972064
Eschelon Telecom of Oregon, Inc.	Minnesota	4813	41-1972065
Eschelon Telecom of Arizona, Inc.	Minnesota	4813	41-1972066

This Amendment No. 1 to the Registration Statement (Reg. No. 333-114437) is being filed with the Securities and Exchange Commission by Eschelon Operating Company and the Registrant Guarantors solely to add exhibits to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.    Exhibits and Financial Statement Schedules.

(A)  Exhibits

Exhibit Number	Description
1.1	Purchase Agreement dated March 10, 2004 by and among Eschelon Operating Company; and Jefferies & Company, Inc. and Wachovia Capital Markets LLC as Initial Purchasers.
3.1	Articles of Incorporation of Eschelon Operating Company filed on July 14, 1999.
3.2	Articles of Amendment to Articles of Incorporation of Eschelon Operating Company filed on April 28, 2000.
3.3	By-Laws of Eschelon Operating Company.
4.1	Indenture dated March 17, 2004 by and among Eschelon Operating Company; Eschelon Telecom, Inc.; Eschelon Telecom of Minnesota, Inc.; Eschelon Telecom of Washington, Inc.; Eschelon Telecom of Colorado, Inc.; Eschelon Telecom of Nevada, Inc.; Eschelon Telecom of Utah, Inc.; Eschelon Telecom of Oregon, Inc.; Eschelon Telecom of Arizona, Inc.; and The Bank of New York Trust Company, N.A.
4.2	Registration Rights Agreement dated March 17, 2004 by and among Jefferies & Company, Inc.; Wachovia Capital Markets LLC; Eschelon Operating Company; Eschelon Telecom, Inc.; Eschelon Telecom of Minnesota, Inc.; Eschelon Telecom of Washington, Inc.; Eschelon Telecom of Colorado, Inc.; Eschelon Telecom of Nevada, Inc.; Eschelon Telecom of Utah, Inc.; Eschelon Telecom of Oregon, Inc.; and Eschelon Telecom of Arizona, Inc.
4.3	Security Agreement dated March 17 2004 by and among Eschelon Operating Company; Eschelon Telecom, Inc.; Eschelon Telecom of Minnesota, Inc.; Eschelon Telecom of Washington, Inc.; Eschelon Telecom of Colorado, Inc.; Eschelon Telecom of Nevada, Inc.; Eschelon Telecom of Utah, Inc.; Eschelon Telecom of Oregon, Inc.; Eschelon Telecom of Arizona, Inc.; and The Bank of New York Trust Company, N.A. (as Collateral Agent).
4.4	Trademark Security Agreement dated March 17, 2004 by and among Eschelon Operating Company; Eschelon Telecom, Inc.; and The Bank of New York Trust Company, N.A. (as Collateral Agent).
4.5	Form of Initial 8 3/8% Senior Second Secured Notes due 2010 (included in Exhibit 4.1).
4.6	Form of Guarantee of Initial 8 3/8% Senior Second Secured Notes due 2010 (included in Exhibit 4.5).
4.7	Form of Exchange 8 3/8% Senior Second Secured Notes due 2010 (included in Exhibit 4.1).
4.8	Form of Guarantee of Exchange 8 3/8% Senior Second Secured Notes due 2010 (included in Exhibit 4.7).
5.1*	Opinion of Piper Rudnick LLP.
12.1	Statement regarding Computation of Ratio of Earnings to Fixed Charges.
21.1	Subsidiaries of Eschelon Operating Company.
23.1	Consent of Ernst & Young with respect to the Company.
23.2*	Consent of Piper Rudnick LLP (incorporated by reference to Exhibit 5.1).
24.1	Power of Attorney (included on signature page of this Registration Statement).
25.1	Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A. under the Indenture.
99.1	Form of Letter of Transmittal to 8 3/8% Senior Second Secured Notes Due 2010 of the Company.
99.2	Form of Notice of Guaranteed Delivery for 8 3/8% Senior Second Secured Notes Due 2010.
99.3	Form of Letter to Brokers, Dealers, Commercial Banks Trust Companies and Other Nominees for 8 3/8% Senior Second Secured Notes Due 2010.

99.4	Form of Letter to Clients of Brokers, Dealers, Commercial Banks Trust Companies and Other Nominees for 8 3/8% Senior Second Secured Notes Due 2010.
99.5	Form of Instruction from Owner of 8 3/8% Senior Second Secured Notes Due 2010 of the Company.

*
Filed herewith.

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON OPERATING COMPANY
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON TELECOM, INC.
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Chairman of the Board	May 6, 2004
* Marvin C. Moses	Director	May 6, 2004
* Peter M. Van Genderen	Director	May 6, 2004
* Mark E. Nunnelly	Director	May 6, 2004
* James P. TenBroek	Director	May 6, 2004

* Ian K. Loring	Director	May 6, 2004
* Anthony J. Cassara	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON TELECOM OF MINNESOTA, INC.
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON TELECOM OF WASHINGTON, INC.
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON TELECOM OF COLORADO, INC.
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON TELECOM OF NEVADA, INC.
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON TELECOM OF UTAH, INC.
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON TELECOM OF OREGON, INC.
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

SIGNATURE

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on May 6, 2004.

ESCHELON TELECOM OF ARIZONA, INC.
By	/s/ RICHARD A. SMITH
Name:	Richard A. Smith
Title:	President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act, this amendment no. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. SMITH Richard A. Smith	President, Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2004
/s/ GEOFFREY M. BOYD Geoffrey M. Boyd	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 6, 2004
* Clifford D. Williams	Director	May 6, 2004
*By:	/s/ GEOFFREY M. BOYD Geoffrey M. Boyd Attorney-In-Fact

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REGISTRANT GUARANTORS
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURE